Exhibit 99.2

Herbalife Nutrition Announces Management Succession Plan

Dr. John Agwunobi to Become CEO, John DeSimone to Become President, in March 2020

Michael Johnson to Remain Chairman of the Board

LOS ANGELES--(BUSINESS WIRE)--October 29, 2019--The Board of Directors of Herbalife Nutrition Ltd. (NYSE: HLF) today announced that John Agwunobi, Co-President and Chief Health and Nutrition Officer, will become Chief Executive Officer, effective March 30, 2020. At that time, John DeSimone, Co-President and Chief Strategic Officer, will become President. Michael Johnson, who is serving as CEO on an interim basis, will remain Chairman of the Board of Directors.

“With an accomplished and unique background as a physician, public health official and business leader, Dr. Agwunobi embodies our company’s vision, values and nutrition philosophy,” said Mr. Johnson. “He has been an integral part of our business, from customer and distributor experiences to product development, and I am confident he has the vision, skills and experience necessary to lead this great Company into the future. I look forward to working closely with him throughout the transition and in my capacity as Chairman.”

John Agwunobi, M.D., M.B.A., M.P.H., joined Herbalife Nutrition as Chief Health and Nutrition Officer in 2016 and was named Co-President in 2018. During his tenure, Dr. Agwunobi’s commitment to innovation, quality and science-backed nutrition allowed the Company to build on its reputation as a premier global nutrition company. Dr. Agwunobi also led the Company’s efforts in expanding its product portfolio and strengthening relationships with distributors and customers to bring better nutrition, healthier lifestyles and an entrepreneurial business opportunity to people around the world.

“I am incredibly excited about the opportunities ahead for Herbalife Nutrition. Thanks to the dedication and commitment of our independent distributors and employees, we are changing millions of people’s lives by helping them improve their nutrition with proven, great-tasting products and personalized support, while also providing our distributors the opportunity to be an entrepreneur,” said Dr. Agwunobi. “Our business is strong and our future is bright, and I look forward to continuing on our positive trajectory for the benefit of our distributors, their customers, employees and shareholders.”

Dr. Agwunobi added, “On behalf of the entire Herbalife Nutrition community, I want to thank Michael for his vision, leadership and dedication to our company and look forward to his continued contributions as Chairman of the Board.”

Mr. DeSimone joined Herbalife Nutrition in 2007 as Senior Vice President, Finance and then served as Chief Financial Officer for eight years before being named Co-President and Chief Strategic Officer in 2018. As Chief Financial Officer, DeSimone had global responsibility for all financial departments including accounting, tax, treasury, strategic planning, and investor relations for the Company's business around the world as well as heading the Company’s member compliance and insights groups.

In his most recent role, he managed the Company’s regional leadership, who are responsible for growing the Company's premier nutrition business and driving performance in more than 94 countries around the globe.

Mr. Johnson added, “John DeSimone is a proven leader with an extraordinarily deep knowledge of our business, having spent more than a decade in leadership positions at Herbalife Nutrition. We are fortunate to have him serve as our President, partnering with the leadership team to drive our strategy, execute on our long-term growth plans and help further our mission.”

Mr. DeSimone said, “I have a deep connection to Herbalife Nutrition and everything this great company stands for, and I am eager for us to continue to unlock the tremendous opportunities that lie ahead. Working closely with my friend and colleague Dr. Agwunobi, along with our extraordinary team, we will continue to grow our business and help even more people around the globe pursue healthy, active lifestyles and a unique entrepreneurial opportunity.”

In a separate announcement this afternoon, the Company reported its third quarter 2019 financial results. The press release can be found at https://ir.herbalife.com/press-releases.

About Dr. John Agwunobi

Prior to joining Herbalife Nutrition, Dr. Agwunobi brought a wealth of experience from both the public and private sectors. Most notably, from 2005-2007, he served as the Assistant Secretary of Health for the U.S. Department of Health and Human Services. During his term, he was responsible for disease prevention and health promotion. He oversaw the Centers for Disease Control, National Institutes of Health, the Food and Drug Administration, the office of the U.S. Surgeon General, and numerous other public health offices and programs.

In the private sector, Dr. Agwunobi served as Senior Vice President and President of Health and Wellness for Walmart in the United States where he helped grow the business and provided insight and advice on health reform positions, public health advocacy, health nutrition, employee wellness and emergency response.

Dr. Agwunobi has a broad educational background that includes a master's in public health from Johns Hopkins University and a master's in business administration from Georgetown University. Dr. Agwunobi completed his pediatric residency at Howard University and is currently a licensed physician in Florida and Maryland.

About John DeSimone

Mr. DeSimone has more than 25 years of experience in the corporate finance sector. Prior to joining Herbalife Nutrition, he served as the controller, vice president of finance and chief financial officer of publicly traded Rexall Sundown, Inc., a multinational manufacturer of nutritional supplements and sports nutrition products.

DeSimone is on the board of trustees of the California Science Center which provides support for exhibits and education programs. He served as co-chair for the 21st annual discovery ball which raised more than 2 million dollars.

He earned a bachelor of science in business administration at Bryant College which is now Bryant University.

About Herbalife Nutrition Ltd.

Herbalife Nutrition is a global company that has been changing people's lives with great nutrition products and a proven business opportunity for its independent distributors since 1980. The Company offers high-quality, science-backed products, sold in over 90 countries by entrepreneurial distributors who provide one-on-one coaching and a supportive community that inspires their customers to embrace a healthier, more active lifestyle. Through the Company’s global campaign to eradicate hunger, Herbalife Nutrition is also committed to bringing nutrition and education to communities around the world.

For more information, please visit IAmHerbalifeNutrition.com.

Herbalife Nutrition also encourages investors to visit its investor relations website at ir.herbalife.com as financial and other information is updated and new information is posted.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. All such statements in this release, other than statements of historical fact, are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future. Words such as “expect,” “intend,” “will,” “plan,” “anticipate,” “believe,” “we are confident that,” “forecast,” “guidance,” “outlook,” “goals,” and similar expressions are intended to identify forward-looking statements.

These forward-looking statements could include but are not limited to statements related to our expectations generally regarding our positioning, future business performance and financial results. Our actual results could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk factors set forth in our most recent quarterly report on Form 10-Q and other risks discussed in any of our subsequent reports filed with the SEC from time to time, all of which are expressly incorporated herein by reference.

We base our forward-looking statements on information available to us on the date of this release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise.

Contacts

Media Contact:
Jennifer Butler
VP, Media Relations
213.745.0420

Investor Contact:
Eric Monroe
Director, Investor Relations
213.745.0449